Exploration for and evaluation of oil and natural gas resources	12 Months Ended
Dec. 31, 2020
Exploration For And Evaluation Of Mineral Resources [Abstract]
Exploration for and evaluation of oil and natural gas resources	Exploration for and evaluation of oil and natural gas resources
The following financial information represents the amounts included within the group totals relating to activity associated with the exploration for and evaluation of oil and natural gas resources. All such activity is recorded within the Upstream segment.
For information on significant judgements made in relation to oil and natural gas accounting see Intangible assets in Note 1.

			$ million
	2020	2019	2018
Exploration and evaluation costs
Exploration expenditure written off[a]	9,920	631	1,085
Other exploration costs	360	333	360
Exploration expense for the year	10,280	964	1,445
Impairment losses	156	2	137
Intangible assets – exploration and appraisal expenditureb c	4,113	14,091	15,989
Liabilities	71	73	60
Net assets	4,042	14,018	15,929
Cash used in operating activities	360	333	360
Cash used in investing activities	674	1,215	1,119
[a] 2020 includes $2,643 million in the Gulf of Mexico primarily relating to the Paleogene assets, $2,539 million in Canada primarily relating to Terre de Grace, $2,141 million in Brazil, $952 million in Egypt and $832 million in Angola. 2018 included $447 million in the deepwater Gulf of Mexico principally relating to licence expiries. For further information see Upstream – Exploration on page .
[b] 2019 includes approximately $2.5 billion relating to Canadian oil sands.
[c] Amount capitalized at 31 December 2020 relates to assets in various regions. The largest of these is $0.7 billion capitalised in the Middle East region.